UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AVENUE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

AVENUE THERAPEUTICS, INC.

2022 Annual Meeting
Vote by December 27, 2022
11:59 PM ET



AVENUE THERAPEUTICS, INC.
2 GANSEVOORT ST
9TH FLOOR
NEW YORK, NEW YORK 10014

D92766-P82257

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on December 28, 2022.

You invested in AVENUE THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 28, 2022
9:00 AM, EST

Virtually at:
www.virtualshareholdermeeting.com/ATXI2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting ItemsBoard RecommendsD92767-P8225701) Lindsay A. Rosenwald, M.D.02) Faith Charles03) Neil Herskowitz04) Jay Kranzler, M.D., Ph.D.05) Curtis Oltmans 1. Election of Directors Nominees:2. Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022. 3. To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 20,000,000 to 75,000,000. 4. To approve an amendment to our 2015 Equity Incentive Plan to increase the number of authorized shares issuable thereunder by 5,000,000 shares. NOTE: The proxies are authorized to act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. For All For For For